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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

            DATE OF REPORT:  February 24, 1997  (February 11, 1997)
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                       Commission file number   1-11803
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                         AMERICAN PAD & PAPER COMPANY
            (Exact name of registrant as specified in its charter)


                Delaware                                    04-3164298
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                   75252-5613
 (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200


                       Commission file number   333-3006
                                                --------

                 AMERICAN PAD & PAPER COMPANY OF DELAWARE, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                                    25-1512956
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                   75252-5613
 (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200

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Item 2.   Acquisition or Disposition of Assets

On February 11, 1997, American Pad & Paper Company, through its wholly owned subsidiary, American Pad & Paper Company of Delaware, Inc. (collectively referred to as the "Company"), completed its acquisition of Shade/Allied, Inc. ("Shade/Allied") for $49.5 million in cash. The Company financed the acquisition with debt borrowed under its revolver credit agreement with its banking group.

Based in Green Bay, Wisconsin, Shade/Allied manufactures paper based office products in four states and expects to realize net sales of approximately $90 million in 1996. Shade Allied manufactures and sells products such as continuous forms, ink jet papers, printed forms, technical papers and fine papers. The Company intends to continue to manufacture and distribute such products following the acquisition of Shade/Allied.

The Company intends to record this acquisition following the purchase method of accounting.

As an exhibit to this Current Report on Form 8-K, a copy of the Company's press release related to this acquisition is provided.

Item 7.   Financial Statements and Exhibits

Financial Statements

The Registrants request no more than an additional 60 days to provide historical and pro forma financial statements required by the rules and regulations of the Securities and Exchange Commission. The Registrants expect to provide such information no later than April 25, 1997.

Exhibit

99.1      Press release by the Company dated February 11, 1997


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                                        AMERICAN PAD & PAPER COMPANY
                                        and
                                        AMERICAN PAD & PAPER COMPANY OF
                                        DELAWARE, INC.



                                        /s/ Kevin W. McAleer
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                                        Kevin W. McAleer
                                        Chief Financial Officer

                                        February 24, 1997
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                                        Date